UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 12, 2019 (December 11, 2019)

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.65% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.45% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.50% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.75% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.05% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.30% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.95% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.40% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.50% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.80% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.90% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 2.35% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.60% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.55% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.20% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.45% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.15% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.00% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.25% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 5.35% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

On December 12, 2019, AT&T Inc. (the “Company”) closed the public offering of 48,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of its 5.000% Perpetual Preferred Stock, Series A (the “Preferred Stock”). The Depositary Shares were offered and sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-231404). Under the terms of the Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of any other class or series of stock of the Company that ranks junior to the Preferred Stock in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Company will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) the full accrued dividends on the Preferred Stock through and including the most recently completed dividend period. The ability of the Company to declare full dividends on any stock that ranks equally with the Preferred Stock will be subject to certain limitations in the event the Company declares partial dividends on the Preferred Stock. The terms of the Preferred Stock are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2019, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the sale of the Depositary Shares, the Company entered into an Underwriting Agreement with Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., RBC Capital Markets, LLC, J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein, which is filed as Exhibit 1.2 hereto. On December 12, 2019, in connection with the issuance of the Depositary Shares, the Company entered into a Deposit Agreement (the “Deposit Agreement”), dated as of December 12, 2019, among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively as depositary, and the holders from time to time of the depositary receipts described therein. A copy of the Deposit Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K, and the form of depositary receipt evidencing the Depositary Shares is included as Exhibit A to the Deposit Agreement. The opinion of the Company’s Vice President - Associate General Counsel and Assistant Secretary relating to the validity of the Depositary Shares and the Preferred Stock is filed as Exhibit 5.2 to this Current Report on Form 8-K.

Additionally, on December 12, 2019, the Company closed its sale of $1,265,000,000 principal amount of its 4.250% Global Notes due 2050 (the “Notes”) pursuant to the Underwriting Agreement, dated December 3, 2019 (the “Underwriting Agreement”), between the Company and Deutsche Bank AG, Taipei Branch, HSBC Bank (Taiwan) Limited, Morgan Stanley Taiwan Limited and Standard Chartered Bank (Taiwan) Limited, as the several Underwriters. The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-231404) previously filed with the Securities and Exchange Commission (the “Commission”) under the Act. Copies of the Underwriting Agreement, the form of Notes and the opinion of our Associate General Counsel as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. The Company is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

1.1

Underwriting Agreement, dated December 3, 2019, between the Company and Deutsche Bank AG, Taipei Branch, HSBC Bank (Taiwan) Limited, Morgan Stanley Taiwan Limited and Standard Chartered Bank (Taiwan) Limited, as the several Underwriters (with respect to the Notes).

1.2

Underwriting Agreement, dated December 5, 2019, between the Company and Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., RBC Capital Markets, LLC, J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein (with respect to the Depositary Shares).

3.1	Certificate of Designations with respect to the Preferred Stock.

4.1	Form of 4.250% Global Notes due 2050.

4.2	Certificate of Designations with respect to the Preferred Stock, filed as Exhibit 3.1.

4.3

Deposit Agreement, dated December 12, 2019, among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.3).

5.1	Opinion of Mr. Wayne A. Wirtz, Vice President - Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Notes.

5.2	Opinion of Mr. Wayne A. Wirtz, Vice President - Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Depositary Shares and Preferred Stock.

23.1	Consent of Mr. Wayne A. Wirtz, Vice President - Associate General Counsel and Assistant Secretary, AT&T Inc. (included in Exhibit 5.1) (with respect to the Notes).

23.2	Consent of Mr. Wayne A. Wirtz, Vice President - Associate General Counsel and Assistant Secretary, AT&T Inc. (included in Exhibit 5.2) (with respect to the Depositary Shares and Preferred Stock).

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 12, 2019	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer